UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

GP INVESTMENTS ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2017

GP INVESTMENTS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 E. 52nd Street, Suite 5003
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report and incorporated into this Item 7.01 by reference is the investor presentation that will be used by GP Investments Acquisition Corp., a Cayman Islands exempted company limited by shares (the “GPIAC”), in making presentations to certain of GPIAC’s shareholders and other persons with respect to the transactions contemplated by the Merger Agreement (as defined and described in Item 8.01 below). The investor presentation attached as Exhibit 99.1 is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 8.01.	Other Events.

On May 16, 2017, GPIAC issued a press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), by and among GPIAC, Let’s Go Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of GPIAC, Rimini Street, Inc., a Nevada corporation (“Rimini Street”) and the Holder Representative named therein. The press release attached as Exhibit 99.2 to this Current Report is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, the proposed transaction between GPIAC and Rimini Street, including the anticipated initial enterprise value and post-closing equity value as well as expected transaction structure and post-closing management, the estimated or anticipated future results and benefits of GPIAC and Rimini Street following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, the expected post-transaction ownership and cash and debt balances, the expected timing of the closing of the transaction, future opportunities for the combined company, Rimini Street’s 2017 and 2018 revenue, adjusted EBITDA and unlevered free cash flow estimates and forecasts of other financial and performance metrics, estimates of Rimini Street’s total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance, nor are these statements of historical facts. These statements are based on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC's and Rimini Street's respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, failure to achieve the necessary shareholder approval for the proposed extension of the date by which GPIAC must consummate an initial business combination; changes in the business environment in which GPIAC and Rimini Street operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC's or Rimini Street's management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of GPIAC and/or the stockholders of Rimini Street for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of GPIAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors," as updated from time to time by GPIAC's Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the Securities and Exchange Commission ("SEC") or in the joint proxy statement/prospectus that will be filed with the SEC by GPIAC. There may be additional risks that neither GPIAC nor Rimini Street presently know or that GPIAC and Rimini Street currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC's and Rimini Street's expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini Street anticipate that subsequent events and developments will cause GPIAC's and Rimini Street's assessments to change. However, while GPIAC and Rimini Street may elect to update these forward-looking statements at some point in the future, GPIAC and Rimini Street specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC's and Rimini Street's assessments as of any date subsequent to the date of this communication.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between Rimini Street and GPIAC or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information For Investors And Stockholders

In connection with the proposed extension of the date by which GPIAC must consummate an initial business combination, GPIAC filed with the SEC a definitive proxy statement, dated April 24, 2017 and first mailed to shareholders on or about such date (the "Extension Proxy Statement").

In connection with the transactions referred to in this communication, GPIAC expects to file a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement of GPIAC and Rimini Street that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC and Rimini Street will mail a definitive joint proxy statement/prospectus to stockholders of GPIAC and stockholders of Rimini Street.

This communication is not a substitute for the Extension Proxy Statement, the joint proxy statement/prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC's stockholders and/or Rimini Street's stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXTENSION PROXY STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Extension Proxy Statement, the joint proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIAC and its directors and executive officers and other persons may be may be considered participants in the solicitation of proxies with respect to the proposed extension of the date by which GPIAC must consummate an initial business combination under the rules of the SEC. GPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Extension Proxy Statement and also will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Investor Presentation
99.2	Press Release of GP Investments Acquisition Corp., dated May 16, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GP Investments Acquisition Corp.

	By:	/s/ Antonio Bonchristiano
Dated: May 16, 2017		Name: Antonio Bonchristiano
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Investor Presentation
99.2	Press Release of GP Investments Acquisition Corp., dated May 16, 2017

Exhibit 99.1

1 Property of Rimini Street © 2017 1 Rimini Street, Inc. Investor Presentation May 16, 2017

Property of Rimini Street © 2017 2 “Rimini Street” is a registered trademark of Rimini Street, Inc., and Rimini Street, the Rimini Street logo, and combinations th ereof, and other marks marked by TM are trademarks of Rimini Street, Inc. ("Rimini“, the “Company”). All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini claims no affiliation, endo rse ment, or association with any such trademark holder or other companies referenced herein. Investor Presentation This communication is for informational purposes only and has been prepared to assist interested parties in making their own eva luation with respect to the proposed potential business combination between Rimini and GP Investments Acquisition Corp. (“GPIAC ”) and related transactions and for no other purpose. The information contained herein does not purport to be all - inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any project ion s, modelling or back - testing or any other information contained herein. Any data on past performance, modeling or back - testing contained herein is no indication as to future performance. Neither Rimini nor GPIAC assumes any obligation to update the information in this communication. Forward Looking Statements Certain statements included in this communication are not historical facts but are forward - looking statements for purposes of th e safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward - looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect, ” “ should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions are intended to identify forward - looking statements. These forward - looking statements include, but are not limited to, statements re garding 2017 and 2018 revenue estimates and forecasts of other financial and performance metrics, projections of customer savings, projections of market opportunity, and the expected benefits of the proposed business combination. These st ate ments are based on various assumptions and on the current expectations of GPIAC and Rimini management and are not predictions of actual performance. These forward - looking statements are subject to a number of risks and uncertainties, including adverse litigation developments; the inability to refinance existing debt on favorable terms; GPIAC’s and Rimini’s respective businesses and the proposed potential transaction; the loss of one or more members of GPIAC’s or Rimini’s management team; the inability of the parties to successfully or timely consummate the proposed potential transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanti cip ated conditions that could adversely affect the combined company or the expected benefits of the proposed potential transaction or that the approval of the stockholders of GPIAC and/or the stockholders of Rimini for the transaction is not obtained; failure to realize the anticipated benefits of the pro po sed potential transaction, including as a result of a delay in consummating the proposed potential transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini; uncertainty as to the long - term value of GPIAC common stock; those discussed in GPIAC’s Annual Report on Form 10 - K for the year ended December 31, 2016 under the heading “Risk Factors,” as updated from time to time by GPIAC’s Quarterly Reports on Form 10 - Q and other documents of GPIAC on file or to be filed with the Securities and Exchange Commission (“SEC”). If the risks materialize or our assumptions prove incorrect, actual results could differ materially from the results im plied by these forward - looking statements. There may be additional risks that neither GPIAC nor Rimini presently know or that GPIAC and Rimini currently believe are immaterial that could also cause actual results to differ from those contained in the forwar d - looking statements. In addition, forward - looking statements provide GPIAC’s and Rimini’s expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini anticipate that subsequent events and developments will cause GPIAC’s and Rimini’s assessments to change. However, while GPIAC and Rimini may elect to update these forward - looking statements at some point in the future, GPIAC and Rimini specifically disclaim any obligation to do so. These forward - looking statements should not be relied upon as represe nting GPIAC’s and Rimini’s assessments as of any date subsequent to the date of this communication. No Offer or Solicitation This communication does not constitute an offer to sell or a solicitation of an offer to buy, or the solicitation of any vote or approval in any jurisdiction in connection with a proposed potential business combination between Rimini and GPIAC or any related transactions, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to an y p erson to whom, such offer, solicitation or sale may be unlawful. Legal Notice

Property of Rimini Street © 2017 3 Important Information for Investors and Stockholders In connection with the proposed extension of the date by which GPIAC must consummate an initial business combination, GPIAC f ile d with the SEC a definitive proxy statement, dated April 24, 2017 and first mailed to shareholders on or about such date (the "Extension Proxy Statement"). In connection with the transactions referred to in this communication, GPIAC expects to file a registration statement on Form S - 4 with the SEC containing a preliminary joint proxy statement of GPIAC and Rimini Street that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC and Rimini will mail a definiti ve joint proxy statement/prospectus to stockholders of GPIAC and stockholders of Rimini Street. This communication is not a substitute for the Extension Proxy Statement, the joint proxy statement/prospectus or registratio n s tatement or for any other document that GPIAC may file with the SEC and send to GPIAC's stockholders and/or Rimini Street's stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ T HE EXTENSION PROXY STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION . I nvestors and security holders may obtain free copies of the Extension Proxy Statement, the joint proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintai ned by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations. Participants in the Solicitation GPIAC and its directors and executive officers and other persons may be considered participants in the solicitation of proxies with respect to the proposed extension of the date by which GPIAC m ust consummate an initial business combination under the rules of the SEC. GPIAC and Rimini Street and their respective directors and certain of their respective executive off icers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 1 0 - K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security h old ings or otherwise, are included in the Extension Proxy Statement and also will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be ob tained free of charge from the sources indicated above. Non - GAAP Financial Measures This communication includes non - GAAP financial measures, including EBITDA and Adjusted EBITDA, which are supplemental measures o f performance that are neither required by, nor presented in accordance with, U.S. generally accepted accounting principles ("GAAP"). EBITDA is calculated as earnings before interest and taxes plus depreciation and amortizatio n. Adjusted EBITDA is calculated as EBITDA, excluding the impact of certain items that Rimini management does not consider representative of its ongoing operating performance. A reconciliation of such non - GAAP financial measures to GAAP fina ncial measures is included as an appendix hereto. Rimini and GPIAC believe that such non - GAAP financial measures provide useful supplemental information to their respective board of directors, management teams and investors regarding certain financial and business trends relating to Rimini's financial condition and results of operation. Rimini and GPIAC believe such measures, when viewed in conjunction with its consolidated financial statements, consistency and comparability w it h Rimini’s past financial performance, facilitate period - to - period comparisons of operating performance and may facilitate comparisons with other companies. Undue reliance should not be placed on these measures as Rimini's only measures of operating performance, nor should such measures be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP. N on - GAAP financial measures as used in respect of Rimini may not be comparable to similarly titled amounts used by other companies. Legal Notice (Continued)

Property of Rimini Street © 2017 4 Presenters Seth Ravin Founder, Chairman, & CEO Antonio Bonchristiano CEO Andrew Fleiss Managing Director Thomas Sabol SVP, CFO

Property of Rimini Street © 2017 5  GP Investments Acquisition Corp. (NASDAQ: “GPIAU”; “GPIA”; “GPIAW”) has entered into a definitive agreement to merge with Rim ini Street, Inc. (“Rimini Street”)  Rimini Street is a premier independent enterprise software support provider for companies worldwide  Following consummation of the transaction, GPIAC will be renamed Rimini Street, Inc. and intends to continue to trade on NASDAQ under the new ticker symbol “ RMNI”  Transaction highlights  High growth company (37% revenue CAGR 2014A – 2018E) with strong gross margin (58% in 2016A) targeting a large addressable marke t  Enterprise value of approximately $837 million; equity v alue of $854 million (1)  Attractive purchase valuation at 2.8x 2018E revenue of $295 million (>50 % discount to peers (2) )  Confidence in continued growth potential of the combined public entity  Existing owners of Rimini Street will roll 100% of their ownership in the transaction; cash used to pay down debt  Rimini Street shareholders will own approximately 75% of the combined company, and current GPIAC shareholders will own approximately 25%  An affiliate of GPIAC’s sponsor will invest up to $35 million via the issuance of common stock at a price of $10.00 per share  The transaction is expected to close in 2017 Q3 Transaction Overview (1): Based on fully - diluted shares outstanding of 85.4 million at a $10.00 share price, expected net cash of $16.5 million, and no redemptions. (2): Peers are small / mid cap ERP software companies. 5

Property of Rimini Street © 2017 6  $ 5B+ capital raised, 50+ investments & 20+ capital market transactions  $30B+ assets under management Investment Highlights Large Market Opportunity Compelling Customer Value Proposition High Growth, Predictable Business Model Significant Free Cash Flow Generation Blue Chip Clients Experienced Management Team World Class Financial Sponsors Attractive Valuation  $81 billion TAM for on - premise maintenance opportunities  $6 billion TAM for supplemental cloud premium maintenance opportunities  Customers can save up to 90% in total maintenance costs by replacing vendors with Rimini Street  Supports custom & standard code with no forced upgrades  45 consecutive quarters of revenue growth , ~37% revenue CAGR from 2014A to 2018E  Approximately 100% subscription and recurring revenue, 90%+ Net R enewal R evenue (1)  Pro - forma capital structure will further enable significant f ree cash flow (2) generation  Free Cash F low Yield (3) in 2018E of ~ 8%  Proven management team with experience at leading companies including: Note: 2016 unaudited. (1): See Net Renewal Revenue definition on page 37. (2): See Levered Free Cash Flow definition on page 37. (3): See Free Cash Flow Yield definition on page 37.  Transaction values Rimini Street at a meaningful discount to public comparables  Implied EV / 2018E revenue multiple is < 50% of small / mid cap ERP peers

Property of Rimini Street © 2017 7 Company Overview

Property of Rimini Street © 2017 8 $85 $118 $160 $220 $295 0 50 100 150 200 250 300 $350 2014A 2015A 2016A 2017E 2018E Revenue (US$ in millions) Company Snapshot Founded: 2005 Global Headquarters: Las Vegas, NV Employees: 900+ Active Clients: 1,200+ Global Offices : Beijing, Bengaluru , Frankfurt, Hong Kong, Hyderabad, London, Melbourne, New York , Osaka, Paris, San Francisco Bay Area, São Paulo , Seoul , Singapore, Stockholm, Sydney, Tel Aviv and Tokyo Strong Growth Profile Multiple Products Supported Global Platform Rimini Street is a premier independent enterprise software support provider for companies worldwide Note: 2016 unaudited. Diversified Revenue Sources 36% 19% 14% 12% 10% 9% Manufacturing Services Healthcare & Retail Public Sector & Education TMT Distribution & Transportation 74% 15% 8% 3% North America Europe APAC LATAM By Industry (# Clients) By Geography ($ Value)

Property of Rimini Street © 2017 9 Highly - Experienced Management Team Thomas Shay SVP & CIO Seth Ravin Founder & CEO Daniel B. Winslow SVP & General Counsel David Rowe SVP & CMO Sebastian Grady President Kevin Maddock SVP, Global Sales Nancy Lyskawa SVP, Global Client Onboarding Thomas Sabol SVP, CFO Brian Slepko SVP , Global Service Delivery

Property of Rimini Street © 2017 10 • “SAP upgrades to subsequent versions provide few or no advantages for the user. We wanted to continue using our current SAP R/3 4.7 version, while we explore alternatives for the future.” • “We were faced with the tough decision of going through a forced upgrade to SAP ECC 6.0 or having to deal with the downsides of customer - specific maintenance. Once we discovered Rimini Street, we were extremely pleased” • “One of our goals was to become more flexible in our PeopleSoft applications’ upgrade strategy to decide when and how we upgrade. Thanks to Rimini Street, we’ve successfully done that.” • “ 60% of respondents see no strong business case to migrate to Oracle Cloud/Fusion applications.” • “Fusion is not a full functional replacement for EBS …there are many industry use cases that Fusion wasn't built for as the core apps platform .” High Cost, Low Value for Maintenance Dollars Limited Innovation in Core ERP No Choice – Forced Upgrades No Business Case for Oracle ERP Cloud 1 • “Enterprises have come to believe that there is not enough value received for the high annual cost of the ERP vendor's maintenance agreement.” • “We analyzed what we were paying and what we were getting, and the service levels weren’t up to par with what we needed from the standpoints of issue turnaround and accuracy .” 2 3 4 • " EBS 12 didn’t have any features our business needed . We were very conscious that we needed to identify an organization to support our company - wide EBS 11i, including payroll.” The Enterprise Software Maintenance Support Problem

Property of Rimini Street © 2017 11 The Rimini Street Solution Software Vendor Rimini Street Independent Support Focus Vendor - Centric Client - Centric Cost Model 22% Annual Fee 11% Annual Fee Support Coverage Vanilla Software Only Vanilla Software and All Custom Code Delivery Model Book Trained Help Desk Experienced Engineers With an Average of 15+ Years Proven Track Record Assigned to Each Client Upgrades Forced Upgrades Upgrade Only If Desired and When Ready Innovation Vendor Only Vendor and Best - of - Breed Options Flexibility Vendor Lock - In Full Ecosystem of Vendor Choices By replacing Oracle and SAP maintenance, enterprises can enjoy higher levels of support, save up to 90% on their total maintenance costs, and free up funds that can be used to invest in new initiatives

Property of Rimini Street © 2017 12 A Premium Level of Support Product Delivery  Tax, Legal & Regulatory Research and Development  Functional Analysts  Technical Analysts  Business Analysts  Developers  Quality Assurance Support Delivery  Primary Support Engineers act as a single point of contact for all technical and functional issues  Have an average of 15+ years of enterprise software support experience with significant real - world understanding of client implementations and deployments  Act as a trusted advisor focused exclusively on supporting our clients  Understand each client's unique environments and requirements  Leverage other support and product delivery experts to resolve client issues in an efficient manner Support for Delivered Code & Customizations Tax, Legal & Regulatory Updates & Support Performance and Interoperability Support Rimini Street Offering Client Needs Software Bug Fixes Rimini Street Other Vendors Named, Regional Primary Support Engineer ■ 24/7 Support with Guaranteed 15 Minutes or Less Response Time for Priority 1 (critical) I tems ■ Application & Repository Fixes ■ ■ Customization Fixes ■ Documentation - Only Fixes ■ ■ Configuration Support ■ ■ Operational Support ■ ■ Global Tax, Legal and Regulatory Updates ■ ■ Interoperability Support ■ Installation & Upgrade Process Support ■ ■ Performance Support ■ Security Advisory Services ■ Device & User Interface Support ■ Named Global Account Manager for Each Client ■ Onboarding & Archiving Services ■ Support Program Features

Property of Rimini Street © 2017 13 Proven History of Value Creation as a Disruptor 2017 Q1 Preliminary Results (unaudited): • 42% YoY revenue increase • 40% YoY client growth Platforms Suppor t e d Note: 2016 unaudited .

Property of Rimini Street © 2017 14 Diversified Blue - Chip Client Base Currently serving a large, growing, and diversified global client base (including many Fortune 500 & Global 100) Manufacturing & Transportation Services Public Sector & Education Healthcare & Retail Technology, Media, & Telecom ` ` ` `

Property of Rimini Street © 2017 15 • Upgrade Support & Best Practices • Engineers with 15 + Average Years Experience • Highly Compensated Engineers • Accelerate Globalization • Avoid Business Disruption • Capabilities for ~ 200 Countries • Expand License Rights • Purchase New Products • Mergers & Acquisitions • Invest in Systems of Engagement • Choose Best of Breed Solutions • Better Functionality, Lower Cost • Migrate HW/OS/MW/DB • Upgrade OS/DB/MW/Browsers • Add Mobile Devices Rimini Street: A Long - Term Partner for Clients Clients continue evolving, expanding and innovating their organizations and systems under Rimini Street Support Perform Upgrades Expand Capabilities Change Infrastructure Roll - Out Globally Innovate with Hybrid IT Over 150 Upgrades Support 120+ Countries Licenses and Products Run 15+ More Years Innovate Around Edges Use Cases for Growth with Clients

Property of Rimini Street © 2017 16 Case Study – NCH Corporation NCH saving 83% compared to Oracle’s annual support program costs with switch to Rimini Street Support $1,000,000 $1,600,000 $330,000 $20,000 $0 $0 $0 $500,000 $3,000,000 50% saving on $1,000,000 Savings by avoiding two upgrades over 10 years Free full - time employees supporting custom code Free full - time employees from testing and self - support Annual Costs with Rimini Street Support Annual Costs with Software Vendor Support “ By avoiding forced upgrades with independent support, we were able to fund strategic projects that were critical for the business including rolling out EBS globally to 36 countries and making important investments in sales and service mobility tools.” Former NCH IT Director – Core Applications & Global Support $2,950,000 $500,000 After Switch to Rimini Street Actual Maintenance Costs

Property of Rimini Street © 2017 17 Overview of Market Opportunity

Property of Rimini Street © 2017 18 $ 87 Billion Market Opportunity $ 15 Billion TAM for Current and Planned Rimini Street Products $14.5 Billion Oracle + SAP Total Rimini Street Annual Market Opportunity (1) Currently Supported Products $360 Million (2) Cloud / SaaS • SAP Business Suite • PeopleSoft • Siebel • JD Edwards • Oracle EBS • Oracle Retail • Oracle Agile PLM • Oracle ATG • Business Objects • Hana Database • Hyperion • Oracle Database • Oracle Middleware • Salesforce.com • Workday Planned Next Products $360 Million Salesforce + Workday (1): Based on data from Forrester Research’s “The Midyear Global Tech Market Outlook for 2016 to 2017” as of September 16, 20 16 and Rimini Street’s own calculations. On - premise Maintenance is estimated to be a $162 billion annual market by Forrester. (2): Rimini Street bottom - up estimate. $7.1 Billion (2) On - Premise Applications $7.4 Billion (2) Technology and Business Intelligence $81 Billion On - Premise Maintenance Opportunity $6 Billion Supplemental Cloud Premium Maintenance

Property of Rimini Street © 2017 19 Competitive Landscape Independent Support Vendors Software Vendors Primary Competitors Few competitors and a defensible market position • Substantial cost savings • Support for all custom code • Custom global tax, legal and regulatory support • Excellent service experience (4.8 out of 5 client satisfaction score) (1) • Guaranteed no required major upgrade for minimum fifteen (15) years • Preferred proprietary tools, methodologies and processes (and patents pending ) • Comprehensive and proven global software support capabilities • Support for all custom code • Superior full ecosystem of extendibility and extensibility solutions • Breadth & proven track record with global tax, legal and regulatory support • Global Service Level Agreement – 15 minute guaranteed response 24x7x365 • Preferred proprietary tools, methodologies and processes (and patents pending ) Why Rimini Street Wins (1): Automated customer surveys performed by Rimini Street.

Property of Rimini Street © 2017 20 Growth Drivers Note: Diagram shown only for illustrative purposes and is not indicative of magnitude of growth potential or priority. Global Expansion New SaaS Products New License Products New Clients Existing Clients  E nter additional countries  Expand capabilities in existing countries  Pursue premium support services for SaaS products, including Salesforce and Workday  A dd product support for additional software products from SAP, Oracle and other vendors  Expand beyond existing number of global sales reps  History of over 100% average quota attainment  Solid core of existing blue chip clients with high renewal rate Cross - Sell to Existing Clients  Look for expansion opportunities in existing clients  Upsell extensibility packages & services

Property of Rimini Street © 2017 21 Financial Overview

Property of Rimini Street © 2017 22 $85 $118 $160 $220 $295 0 50 100 150 200 250 300 $350 2014A 2015A 2016A 2017E 2018E Revenue (US$ in millions) High Growth, Predictable Revenue Note: 2016 unaudited . (1): See Net Renewal Revenue definition on page 37. (2): See Backlog definition on page 37. Backlog as of March 31, 2017. (3): See LTV to CAC definition on page 37.  45 consecutive quarters of revenue growth  42% YoY revenue increase in Q1 2017  100% subscription model with 90%+ Net Renewal Revenue (1) results in highly predictable revenue  Backlog of $ 304M (2) further bolsters visibility  LTV to CAC (3) of 7.7x as of Q1 2017 Key Statistics

Property of Rimini Street © 2017 23 Strong Momentum in Key Operating Metrics Gross Margin Active Clients Net Renewal Revenue (2) 30% 44% Note: 2016 unaudited. (1): See Annualized Subscription Revenue definition on page 37. (2): See Net Renewal Revenue definition on page 37. 29% 42% Annualized Subscription Revenue (1) 90%+ Dollar - Based Renewal Rate $71 $98 $131 0 40 80 120 $160 2014A 2015A 2016A (US$ in millions) $102 $132 $188 0 40 80 120 160 $200 2014A 2015A 2016A (US$ in millions) 47% 55% 58% 40 45 50 55 60% 2014A 2015A 2016A 658 853 1,226 0 200 400 600 800 1,000 1,200 1,400 2014A 2015A 2016A

Property of Rimini Street © 2017 24 Substantial, Growing Free Cash Flow Note: 2016 unaudited . (1): See Rimini Street Adjusted EBITDA reconciliation on page 36. (2): See Unlevered Free Cash Flow definition on page 37.  Adjusted EBITDA (1) growth, and low CapEx (~1% of 2016A revenue) expected to drive growth in Unlevered Free C ash Flow (2)  Favorable negative working capital driven by upfront payments on subscription sales  Attractive tax attributes driven by net operating losses (~$ 190M as of December 2016 )  With new capital structure following the merger with GPIAC, the Company expects to have modest leverage and lower interest expense Key Statistics (1) (2) $(14) $(7) $(13) $26 $57 $4 $9 $38 $39 $72 (40) (20) 0 20 40 60 80 $100 2014A 2015A 2016A 2017E 2018E Adjusted EBITDA Unlevered FCF (US$ in millions)

Property of Rimini Street © 2017 25 Business Combination Overview

Property of Rimini Street © 2017 26 (1): See LTV to CAC definition on page 37. 26  Rimini Street has the size, scale, and leading market position to become a compelling public company. GP has strong conviction in Rimini Street’s continued growth potential as it disrupts and redefines a very large established ERP software maintenance market ▪ Rimini Street’s growth and margin profile, and strong LTV to CAC (1) , are reflective of the Company’s meaningful customer value proposition  Rimini Street currently has a debt facility that was utilized to fund a court judgment of $124.4M ▪ Judgment rendered against Rimini Street for verdict of “innocent infringement” and “violation of state computer access laws”; Co urt findings, being appealed, required service delivery process changes for some Rimini Street product lines in 2014 and payment of $124.4M to Or acl e in 2016 ▪ The verdict does not prohibit or restrict Rimini Street from providing support services to any client and the trial validated Rimini Street’s leg al right to offer independent maintenance services for enterprise software products (including Oracle products) ▪ Rimini Street has filed an appeal to overturn the judgment and is seeking return of the full $ 124.4M; expects the appeal to be resolved by the end of 2018 ▪ Rimini Street filed a lawsuit against Oracle in 2014, and Oracle has filed counter - claims. The case is in the “discovery” phase; If not settled or dismissed earlier, this litigation is expected to reach trial in 2020 or 2021  The combination of GPIAC and Rimini Street is expected to allow the Company to reduce debt and associated service costs, and eliminate restrictive covenants associated with the debt  The transaction is expected to close in 2017 Q3 Transaction Background

Property of Rimini Street © 2017 27  Pro - forma enterprise value of $ 837M and EV / 2018E revenue of 2.8x  All existing Rimini Street shareholders will roll 100% of their equity  $ 164M expected to be used to pay down Rimini Street’s outstanding debt (1)  Rimini Street expected to take on $50M of new debt, representing 1.9x Debt / 2017E Adjusted EBITDA (2)  Completion of the transaction is expected in 3 rd quarter 2017 Post - Transaction Ownership Enterprise Value Overview Cash Sources and Uses ($ millions, except price per share amounts) ($ millions) Note: All figures assume no redemptions by GPIAC shareholders . Actual results may differ materially. (1): Rimini Street expected debt pre - closing of $164.0 million . (2): See Rimini Street Adjusted EBITDA reconciliation on page 36 . (3): Based on fully diluted shares outstanding at $10.00 per share, inclusive of 17.3 million GPIAC shares issued at IPO, 4.3 mil lion founder shares, and 63.8 million shares issuable to current Rimini Street shareholders including option and warrant holders. Excludes 14.7 million outstanding warrants at a strike price of $11.50 per share. (4): Rimini Street expected cash pre - closing of $27.2 million. Property of Rimini Street © 2017 27 GPIAC Shareholders 20% GP Investments 5% Rimini Street Existing Shareholders 75% Transaction Overview Enterprise Value Overview FD Shares Outstanding (M) (3) 85.4 (x) Share Price $10.00 Equity Value $853.8 (-) Cash (4) 66.5 (+) Debt 50.0 Enterprise Value $837.3 Transaction Multiples EV / 2017E Revenue ($220M) 3.8x EV / 2018E Revenue ($295M) 2.8x Sources Cash in Trust $173.3 New Debt 50.0 Total Sources $223.3 Uses Cash to Paydown Debt $164.0 Excess Cash 39.3 Transaction Expenses 20.0 Total Uses $223.3

Property of Rimini Street © 2017 28 14.8x 31.1x 29.7x 28.5x 22.9x 21.4x 19.5x 19.5x 17.5x 13.1x NM NM 49.9x 23.9x 13.0x 11.6x 10.4x RMNI KXS CALD CSOD TYL ULTI PTC DSG AZPN MANH COUP BL WDAY CRM SAP MSFT ORCL 2.8x 8.9x 8.6x 8.6x 7.4x 7.1x 7.0x 5.3x 5.1x 4.8x 4.2x 4.1x 7.5x 5.4x 4.8x 4.6x 4.5x RMNI COUP AZPN KXS BL DSG TYL ULTI PTC MANH CSOD CALD WDAY CRM ORCL MSFT SAP Source: Capital IQ as of May 15, 2017. Note: Negative multiples and multiples greater than 75.0x are deemed as “Not Meaningful” or “NM.” (1): Based on an enterprise value of $ 837.3 million. (2): See Rimini Street Adjusted EBITDA reconciliation on page 36. Valuation Discount vs. Public Comparables … EV / 2018E Revenue EV / 2018E Adj. EBITDA (2) Large Cap ERP Software Small / Mid Cap ERP Ecosystem Software Median = 4.8x Median = 7.0x Large Cap ERP Software Median = 13.0x Median = 21.4x (1) (1) Small / Mid Cap ERP Ecosystem Software

Property of Rimini Street © 2017 29 7.9% 4.8% 4.3% 4.1% 4.0% 3.2% 3.0% 2.3% 2.3% 2.2% 0.6% 0.3% 7.8% 7.3% 4.0% 3.9% 1.7% RMNI MANH AZPN DSG PTC TYL CSOD KXS ULTI CALD BL COUP ORCL MSFT SAP CRM WDAY …With Compelling FCF Yield vs . Public Comparables 2018E FCF Yield (1) Large Cap ERP Software Median = 4.0% Median = 3.0% Source: Capital IQ as of May 15, 2017 . (1): See Free Cash Flow Yield definition on page 37. (2): Assumes 12% interest on the balance of the $50 million new debt. Small / Mid Cap ERP Ecosystem Software (2)

Property of Rimini Street © 2017 30 Financial Performance vs. Public Comparables 2017E Revenue Growth 2018E Revenue Growth Large Cap ERP Software Median = 16.6% Median = 13.8% Large Cap ERP Software Median = 6.5% Median = 15.6% Source: Capital IQ as of May 15, 2017 . Small / Mid Cap ERP Ecosystem Software Small / Mid Cap ERP Ecosystem Software 37.3% 39.6% 26.1% 23.9% 23.4% 18.4% 13.8% 12.3% 11.5% 4.0% 2.9% 1.1% 28.9% 21.3% 16.6% 13.1% 2.2% RMNI BL COUP ULTI KXS CALD CSOD TYL DSG PTC AZPN MANH WDAY CRM MSFT SAP ORCL 34.0% 29.3% 25.1% 23.7% 21.7% 18.2% 15.6% 11.3% 11.2% 8.0% 6.6% 6.1% 25.1% 19.4% 6.5% 6.5% 3.2% RMNI BL KXS COUP ULTI CALD CSOD TYL DSG PTC MANH AZPN WDAY CRM MSFT SAP ORCL

Property of Rimini Street © 2017 31 2.8x 5.4x 5.2x 4.8x 5.7x 3.7x 4.2x 9.3x 8.9x 8.7x 8.6x 7.4x 5.7x RMNI OKTA COUP TEAM MULE BL AYX Source: Capital IQ as of May 15, 2017, ECM Analytics, and Renaissance Capital. (1): Based on an enterprise value of $ 837.3 million . (2): See Rimini Street Adjusted EBITDA reconciliation on page 36. Valuation Discount to Select Recent Software IPOs EV / 2018E Revenue Median at Offer = 5.0x (1) At Offer At Current Price Median at Current Price = 8.6x 2016A - 2018E Revenue CAGR: 2018E Gross Margin: 2018E Revenue: 2018E Adj. EBITDA Margin: 24.9% (8.9%) 72.7% $208.6 40.3% (22.7%) 70.8% $ 315.5 39.6% (9.4%) 84.5% $ 167.1 40.2% (15.1%) 73.7% $369.2 31.1% 24.0% 84.6% $913.5 35.6% 19.2% 60.5% $ 294.7 34.4% 0.7% 80.0% $222.3 (2)

Property of Rimini Street © 2017 32 Top Tier Sponsorship with Long Term Investment Horizons Leader in Alternative Investments  Since its foundation in 1993, GP Investments has completed over 50 investments across multiple sectors and over 20 capital markets transactions  Over $5 billion raised from investors worldwide and over $1 billion of proprietary capital invested alongside limited partners  Long history of partnership with high growth companies and a successful track record in the technology space  Focus on value creation through active management and an operationally - oriented approach  Antonio Bonchristiano , CEO of GP Investments, was the Founder & CEO of Submarino which was acquired by B2W , one of the largest eCommerce companies in Latin America Private Equity Leadership in Technology  S ingle largest shareholder in Rimini Street  45 + year history of private market investments across 30+ countries  Currently managing $30+ billion of assets as a firm  Adams Street Partners’ direct investment teams have partnered with over 220 entrepreneurs and have invested $1.5+ billion since 1972, intently focusing on the areas of technology and healthcare  Adams Street Partners invested in Rimini Street in 2009 and has been a trusted advisor with Robin Murray serving on the Rimini Street board

Property of Rimini Street © 2017 33 Opportunity Summary • Strong and Mature Business with 45 Consecutive Quarters of Growth • Proven Management Team with Strong Execution History • TAM of more than $87 Billion, and Run - Rate Revenues of Nearly $200 Million • Transaction will Significantly Improve Balance Sheet, Reduce Leverage and Position the Company for Accelerated Growth • Transaction at a Meaningful Discount to Market Comparables While Company’s Growth Compares Favorably

Property of Rimini Street © 2017 34

Property of Rimini Street © 2017 35 Appendix

Property of Rimini Street © 2017 36 Historical Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation (US$ in millions) 2014A 2015A 2016A Net Income ($127.8) ($45.3) ($21.5) Depreciation and amortization 1.9 1.5 1.8 Interest expense, net 0.7 0.8 19.7 Income tax 1.0 1.5 1.5 EBITDA ($124.2) ($41.5) $1.5 External litigation related expenses, net of insurance proceeds 103.0 32.7 (28.9) Stock based compensation expense 2.1 2.3 2.3 Non-recurring expenses 5.4 0.0 0.0 Warrant expense 0.0 0.0 12.2 Adjusted EBITDA ($13.8) ($6.5) ($12.9) Note: 2016 unaudited.

Property of Rimini Street © 2017 37 • Customer Lifetime Value (LTV): Equal to average gross margin over the forecast period per client multiplied by the average customer life • Customer Acquisition Costs (CAC): Equal to total sales and marketing costs (excludes Global C lient E ngagement expenses) in the TTM period divided by the new clients acquired in the same TTM period • LTV to CAC: Equal to LTV divided by CAC, shows the number of times company able to recover the acquisition costs over the lifetime of the customer • Backlog: Sum of billed ( deferred revenue on balance sheet) and non - cancellable (future revenue not on balance sheet ) • Unlevered Free Cash Flow: Equals Adjusted EBITDA – working capital changes – capital expenditures – cash taxes. Excludes balance sheet impact from debt and litigation • Levered Free Cash Flow: Calculated as Unlevered Free Cash Flow – net interest expense • Free Cash Flow ( FCF ) Yield: Calculated as Levered Free Cash Flow / equity value • Net Renewal Revenue: Calculated as revenue from current clients as of prior year end • Annualized Subscription Revenue: Equal to the annualized amount of 4th quarter revenue Glossary

Exhibit 99.2

Media Contact:	FOR IMMEDIATE RELEASE
Michelle McGlocklin
Rimini Street, Inc.
+1 925 523-8414
mmcglocklin@riministreet.com

Rimini Street, Inc. and GP Investments Acquisition Corp.
Announce Signing of Definitive Merger Agreement

Transaction will provide Rimini Street additional growth capital to expand service offerings and capabilities, strengthen balance sheet, and fund potential acquisitions;
Combined company to be named Rimini Street, Inc. and trade on NASDAQ as “RMNI”

LAS VEGAS and NEW YORK, May 16, 2017 – Rimini Street, Inc. (“Rimini Street” or the “Company”) and GP Investments Acquisition Corp. (NASDAQ: GPIA; GPIAW; GPIAU) (“GPIAC”) have entered into a definitive merger agreement, which will result in the merger of Rimini Street with and into GPIAC. At closing of the transaction, GPIAC is expected to be renamed Rimini Street, Inc. and continue trading on NASDAQ under the new ticker symbol “RMNI.”

Rimini Street, founded in 2005, is the leading global provider of independent enterprise software support services. The Company provides subscription-based support services for software products licensed by Oracle Corporation, SAP SE and other software vendors. As of March 31, 2017, Rimini Street has reported annual run-rate revenues exceeding $196 million and has achieved a revenue CAGR of 37% since 2014. The Company employs approximately 900 professionals across 13 countries of operation, and currently serves over 1,200 clients – including nearly 100 of the Fortune 500 and Global 100.

GPIAC is a special purpose acquisition company (SPAC) created by GP Investments in May 2015 via an IPO that raised $172.5 million in proceeds for the purpose of investing in companies with long-term growth potential in the consumer and services sectors.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 2

Upon transaction closing, Seth A. Ravin, founder, CEO and chairman of the board of directors of Rimini Street, will be appointed CEO and chairman of the board of directors of the combined entity. At closing, the board of directors of the combined entity is expected to consist of nine directors, of which seven (including Mr. Ravin) will be designated by Rimini Street and two will be designated by GPIAC.

“As a high-growth company capitalizing on a large, global addressable market, Rimini Street presents an attractive investment opportunity. The Company’s client value proposition, seasoned management team, track record of execution and years of consecutive growth are very compelling,” said Antonio Bonchristiano, CEO of GPIAC and GP Investments, Ltd. “Rimini Street is a proven innovator and market disruptor.”

“Rimini Street has delivered 45 consecutive quarters of revenue growth by providing value-driven, innovative support solutions and exceptional service that meet the global needs of enterprise software licensees. The combination with GPIAC will provide Rimini Street additional growth capital to expand service offerings and capabilities, strengthen our balance sheet and fund potential acquisitions,” said Mr. Ravin. “We believe that having a public company structure will further fuel our growth by facilitating additional sales opportunities and providing additional capital market access. We are pleased to enter into this transaction and work with GP Investments, Ltd. as a new investor and business partner with a proven track record of providing value to growth companies.”

Transaction Details

Under the terms of the definitive agreement, the transaction will be funded via the issuance of approximately 63.8 million shares of GPIAC common stock at $10.00 per share to Rimini Street’s shareholders. Cash at closing in GPIAC’s trust account and cash proceeds from the issuance of up to 3.5 million shares of GPIAC common stock at $10.00 per share to an affiliate of GP Investments, Ltd. will provide required cash at closing used to pay certain transaction expenses, reduce net debt and provide additional balance sheet cash.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 3

The anticipated initial enterprise value is approximately $837 million, implying a multiple of 2.8x 2018E revenue of $295 million, with a post-closing equity value of $854 million at $10.00 per share. At consummation of the transaction, a merger subsidiary of GPIAC will merge with and into Rimini Street, with Rimini Street as the surviving entity, which would then merge with and into GPIAC, which will move its jurisdiction of incorporation from the Cayman Islands to the State of Delaware prior to consummation.

After giving effect to the transaction and certain assumptions, current GPIAC shareholders are expected to own approximately 25% of the combined company on a fully-diluted basis, and current Rimini Street shareholders will exchange their Rimini Street shares for approximately 75% pro forma ownership of the combined company.

The transaction, which has been approved by the boards of directors of both companies, is subject to approval of GPIAC and Rimini Street shareholders and the satisfaction or waiver of customary closing conditions, including regulatory approvals.

Rimini Street shareholders representing a sufficient amount of Rimini Street’s capital stock necessary to approve the transaction have entered into a transaction support and voting agreement pursuant to which they have agreed to support and vote all of their shares in favor of the transaction. In addition, at its previously announced extraordinary general meeting to be held on May 23, 2017, GPIAC shareholders of record at the close of business on April 24, 2017 must approve certain proposals relating to the proposed extension from May 26, 2017 to November 27, 2017, the date by which GPIAC must consummate an initial business combination.

Assuming receipt of such shareholder approvals, government approvals and satisfaction of all closing conditions, the transaction is expected to close in the third quarter of 2017.

Citigroup served as financial and capital markets advisor to GPIAC. Cowen and Company served as financial and capital markets advisor to Rimini Street. Skadden, Arps, Slate, Meagher & Flom LLP acted as legal advisor to GPIAC, and Wilson Sonsini Goodrich & Rosati acted as legal advisor to Rimini Street.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 4

Conference Call and Investor Presentation

GPIAC and Rimini Street will hold a conference call to discuss the transaction on Tuesday, May 16, 2017, at 10:00 a.m. EDT. The conference call can be accessed by dialing 1-855-327-6837 (domestic), or 1-631-891-4304 (international), and asking to join the GP Investments Acquisition Corp. conference call. Interested investors and other parties may also view the accompanying investor presentation filed today with the Securities and Exchange Commission, and which can be viewed on the SEC website at www.sec.gov. A replay of the call will be made available and can be accessed by dialing 1-844-512-2921 (domestic), or 1-412-317-6671 (international), and entering the conference ID number 10003036.

# # #

Contacts

Investors:

GP Investments, Ltd.

Joel La Banca Neto

+ 55 11 3556-5505

joel.labanca@gp-investments.com

Industry Analysts & Media:

Rimini Street, Inc.

Michelle McGlocklin

+1 925 523-8414

mmcglocklin@riministreet.com

Financial Communications & Capital Markets:

Edelman

Ted McHugh

+ 201 341 0211

ted.mchugh@edelman.com

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 5

About Rimini Street, Inc.

Rimini Street is the global leader in providing independent enterprise software support services. The company has redefined enterprise support services since 2005 with an innovative, award-winning program that enables Oracle and SAP licensees to save up to 90 percent on total support costs. Clients can remain on their current software release without any required upgrades for a minimum of 15 years. Rimini Street currently serves more than 1,200 global Fortune 500, midmarket, public sector and other organizations from a broad range of industries as their trusted, independent support provider. To learn more, please visit http://www.riministreet.com, follow @riministreet on Twitter and find Rimini Street on Facebook and LinkedIn.

About GP Investments Acquisition Corp.

GP Investments Acquisition Corp. (GPIAC) was created by GP Investments in May 2015 via an IPO that raised $172.5 million in proceeds for the purpose of identifying attractive investment opportunities in the United States or Europe, with a focus on companies with long-term growth potential in the consumer and services sectors. The creation of GPIAC is consistent with GP Investments' strategy of growing its assets under management via expansion into different geographies and asset classes, primarily in the form of permanent capital. The Company’s sponsor is GPIC, Ltd., a wholly owned subsidiary of GP Investments, Ltd.

About GP Investments, Ltd.

GP Investments, Ltd. is a leading alternative investments firm with more than 20 years’ experience in corporate investing. The company has a strong track record of successful equity capital market transactions, delivering strong returns and building long-lasting enterprises. Since its inception, the company has raised approximately $5 billion from international investors and has invested in more than 50 companies across 15 sectors. In May 2006, GP Investments, Ltd. completed its initial public offering (IPO), becoming the first listed private equity firm in Brazil. For more information, please see GP Investments Ltd.'s web site www.gp-investments.com.

Forward Looking Statements

Certain statements included in this communication are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as "may", "should", "would", "plan", "intend", "anticipate", "believe", "estimate", "predict", "potential", "seem", "seek", "continue", "future", "will", "expect", "outlook" or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our industry, future events, the proposed transaction between GPIAC and Rimini Street, including the anticipated initial enterprise value and post-closing equity value as well as expected transaction structure and post-closing management, the estimated or anticipated future results and benefits of GPIAC and Rimini Street following the transaction, including the likelihood and ability of the parties to successfully consummate the proposed transaction, the expected post-transaction ownership and cash and debt balances, the expected timing of the closing of the transaction, future opportunities for the combined company, Rimini Street’s 2017 and 2018 revenue, adjusted EBITDA and unlevered free cash flow estimates and forecasts of other financial and performance metrics, estimates of Rimini Street’s total addressable market, and projections of customer savings. These statements are based on various assumptions and on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance, nor are these statements of historical facts. These statements are based on the current expectations of GPIAC and Rimini Street management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding GPIAC's and Rimini Street's respective businesses and the transaction, and actual results may differ materially. These risks and uncertainties include, but are not limited to, failure to achieve the necessary shareholder approval for the proposed extension of the date by which GPIAC must consummate an initial business combination; changes in the business environment in which GPIAC and Rimini Street operate, including inflation and interest rates, and general financial, economic, regulatory and political conditions affecting the industry in which Rimini Street operates; adverse litigation developments; inability to refinance existing debt on favorable terms; changes in taxes, governmental laws, and regulations; competitive product and pricing activity; difficulties of managing growth profitably; the loss of one or more members of GPIAC's or Rimini Street's management team; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction or that the approval of the stockholders of GPIAC and/or the stockholders of Rimini Street for the transaction is not obtained; failure to realize the anticipated benefits of the transaction, including as a result of a delay in consummating the transaction or a delay or difficulty in integrating the businesses of GPIAC and Rimini Street; uncertainty as to the long-term value of GPIAC common stock; the inability to realize the expected amount and timing of cost savings and operating synergies; those discussed in GPIAC's Annual Report on Form 10-K for the year ended December 31, 2016 under the heading "Risk Factors," as updated from time to time by GPIAC's Quarterly Reports on Form 10-Q and other documents of GPIAC on file with the Securities and Exchange Commission ("SEC") or in the joint proxy statement/prospectus that will be filed with the SEC by GPIAC. There may be additional risks that neither GPIAC nor Rimini Street presently know or that GPIAC and Rimini Street currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GPIAC's and Rimini Street's expectations, plans or forecasts of future events and views as of the date of this communication. GPIAC and Rimini Street anticipate that subsequent events and developments will cause GPIAC's and Rimini Street's assessments to change. However, while GPIAC and Rimini Street may elect to update these forward-looking statements at some point in the future, GPIAC and Rimini Street specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing GPIAC's and Rimini Street's assessments as of any date subsequent to the date of this communication.

Rimini Street, Inc. and GP Investments Acquisition Corp. Announce Signing of Definitive Merger Agreement	page 6

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the proposed business combination between Rimini Street and GPIAC or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Important Information for Investors and Stockholders

In connection with the proposed extension of the date by which GPIAC must consummate an initial business combination, GPIAC filed with the SEC a definitive proxy statement, dated April 24, 2017 and first mailed to shareholders on or about such date (the "Extension Proxy Statement").

In connection with the transactions referred to in this communication, GPIAC expects to file a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement of GPIAC and Rimini Street that also constitutes a preliminary prospectus of GPIAC. After the registration statement is declared effective GPIAC and Rimini will mail a definitive joint proxy statement/prospectus to stockholders of GPIAC and stockholders of Rimini Street.

This communication is not a substitute for the Extension Proxy Statement, the joint proxy statement/prospectus or registration statement or for any other document that GPIAC may file with the SEC and send to GPIAC's stockholders and/or Rimini Street's stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXTENSION PROXY STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the Extension Proxy Statement, the joint proxy statement/prospectus (when available) and other documents filed with the SEC by GPIAC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by GPIAC are available free of charge by contacting GPIAC at 150 E. 52nd Street, Suite 5003, New York, New York 10022, Attn: Investor Relations.

Participants in the Solicitation

GPIAC and its directors and executive officers and other persons may be may be considered participants in the solicitation of proxies with respect to the proposed extension of the date by which GPIAC must consummate an initial business combination under the rules of the SEC. GPIAC and Rimini Street and their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of GPIAC is set forth in its Annual Report on Form 10-K for the year ended December 31, 2016, which was filed with the SEC on March 16, 2017. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Extension Proxy Statement and also will be included in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

# # #

© 2017 Rimini Street, Inc. All rights reserved. “Rimini Street” is a registered trademark of Rimini Street, Inc. in the United States and other countries, and Rimini Street, the Rimini Street logo, and combinations thereof, and other marks marked by TM are trademarks of Rimini Street, Inc. All other trademarks remain the property of their respective owners, and unless otherwise specified, Rimini Street claims no affiliation, endorsement, or association with any such trademark holder or other companies referenced herein.